EXHIBIT 99.14

                         Spectrum Organic Products Inc.

News Release                                              Contact: Andrea Proulx
For Immediate Release                                     ----------------------
---------------------                                     707-778-8900 ext. 3101
                                                     andreap@spectrumorganic.com

Spectrum Organic Products Reports Second Quarter Results
--------------------------------------------------------

PETALUMA, CA (August 4, 2005) Spectrum Organic Products, Inc. (OTCBB-SPOP.OB) reported that net sales for the three months ended June 30, 2005 were $14,409,500 compared to net sales of $12,811,400 for the same period of the prior year, an increase of 13 percent(1). The improved sales performance was primarily attributable to increased consumer awareness of the importance of healthy oils to overall health and nutrition. Additionally, influential health practitioners continued to recommend omega-3 essential fatty acid diet supplementation to most consumers, which contributed to increased sales in the company's nutritional supplements segment.

Spectrum reported net income for the quarter of $396,300 versus net income of $178,400 for the second quarter of 2004. The improved profit for 2005 was primarily attributable to margin improvement in all three of the company's business segments, partially offset by higher operating expenses and higher interest expense. In particular, margins improved in the Company's Spectrum Essentials(R) flax oil products as a result of lower flaxseed costs and operating efficiencies at the new BIOWA Nutraceuticals production facility in Cherokee, Iowa. Also contributing to the improved profit margin in 2005 was the stronger dollar during the second quarter, which served to reduce the cost of imported olive and canola oils from Europe and Canada, respectively. The increased operating expenses were primarily attributable to compensation and benefits associated with new hires, while the increased interest expense was primarily attributable to rate hikes by the Federal Reserve over the last year.

Net sales for the six months ended June 30, 2005 were $27,652,500 versus net sales of $25,544,500 for the first half of 2004, an increase of 8%. The increase was driven by growth in Spectrum Naturals(R) olive oil and other culinary oils as consumers continued to gravitate towards a Mediterranean-based diet high in mono-unsaturated oils and away from partially-hydrogenated vegetable oils. Net income for the six months ended June 30, 2005 was $426,100 versus $69,400 for the same period of the prior year. Once again the increase in 2005 was primarily driven by improved gross margins in all three business segments, partially offset by higher operating and interest expenses.

Management believes that earnings before interest, taxes, depreciation and amortization (EBITDA)(2) is an important measure of its financial performance. For the three months ending June 30, 2005, Spectrum reported EBITDA of $960,100 versus EBITDA of $529,100 for the second quarter of 2004. The improvement was driven by higher gross margins partially offset by increased operating expenses. For the six months ending June 30, 2005 Spectrum reported EBITDA of $1,301,600 versus EBITDA of $569,700 for the prior year. Higher gross margins were the driving force behind the increased EBITDA performance year-to-date.

Spectrum Organic Products, Inc. is a leading manufacturer and marketer of natural and organic culinary oils, vinegar, condiments and butter substitutes under the Spectrum Naturals(R) brand and essential fatty acid nutritional supplements under the Spectrum Essentials(R) brand. The company also produces and sells a wide range of oils, vinegar and nutritional ingredients to other manufacturers through its Spectrum Ingredients Division and provides private label products to major retailers. All of the company's products feature healthy oils that are mechanically extracted and free of trans fats and genetically modified organisms.

"Safe Harbor" statements under the Private Securities Act of 1995: The statements contained in this release, which are not historical facts, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by the forward-looking statements. These risks and uncertainties are described in the company's Securities and Exchange Commission filings under the trading symbol "SPOP.OB".

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(1) Net sales by business segment for the three and six month periods ended June
30, 2005 and 2004 are summarized as follows:

                                                     Three months ended June 30,
                                                 -----------------------------------
                                                     2005          2004    % Change
                                                 -----------   ----------- --------
Spectrum Naturals(R) Culinary Products           $ 6,850,700   $ 5,688,300    +20%
Spectrum Essentials(R) Nutritional Supplements     2,404,800     2,130,500    +13%
Spectrum Ingredients/Private Label                 5,099,600     4,562,000    +12%
                                                 -----------   -----------    ----
Comparable Net Sales                              14,335,100    12,380,800    +16%
Discontinued Product Lines                            54,400       430,600    -87%
                                                 -----------   -----------    ----
Total Net Sales                                  $14,409,500   $12,811,400    +13%
                                                 -----------   -----------    ----


                                                      Six months ended June 30,
                                                 ----------------------------------
                                                     2005          2004    % Change
                                                 -----------   ----------- --------
Spectrum Naturals(R) Culinary Products           $12,656,000   $11,250,400   +12%
Spectrum Essentials(R) Nutritional Supplements     5,177,600     4,799,300    +8%
Spectrum Ingredients/Private Label                 9,522,000     8,803,500    +8%
                                                 -----------   -----------   ----
Comparable Net Sales                              27,355,600    24,853,200   +10%
Discontinued Product Lines                           296,900       691,300   -57%
                                                 -----------   -----------   ----
Total Net Sales                                  $27,652,500   $25,544,500    +8%
                                                 -----------   -----------   ----


The discontinued product lines consisted of the Individually Quick Frozen fruits and vegetables formerly aggregated with the Spectrum Naturals(R) segment and the Running Stream Food & Beverage private label fruit and juice products formerly aggregated with the Spectrum Ingredients/Private Label products.

(2) The reconciliation of net income to EBITDA for the three and six month periods ended June 30, 2005 and 2004 is summarized as follows:

                                                     Three months ended June 30,
                                                     ---------------------------
                                                          2005        2004
                                                        --------    --------
Net Income                                              $396,300    $178,400
Add back: Provision for Income Taxes                     264,200     118,900
          Interest Expense                               140,200      77,800
          Depreciation and Amortization Expense          159,400     154,000
                                                        --------    --------
EBITDA                                                  $960,100    $529,100
                                                        --------    --------


                                                        Six months ended June 30,
                                                        -------------------------
                                                            2005          2004
                                                        ----------    ----------
Net Income                                              $  426,100    $   69,400
Add back: Provision for Income Taxes                       284,100        46,300
          Interest Expense                                 274,200       151,800
          Depreciation and Amortization Expense            317,200       302,200
                                                        ----------    ----------
EBITDA                                                  $1,301,600    $  569,700
                                                        ----------    ----------

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                               SPECTRUM ORGANIC PRODUCTS, INC.
                                       BALANCE SHEETS

                                           ASSETS
                                                                (Unaudited)
                                                                  June 30,      December 31,
                                                                    2005            2004
                                                                ------------    ------------
Current Assets:
   Cash                                                         $     16,500    $     11,000
   Accounts receivable, net                                        5,149,900       3,799,800
   Inventories, net                                               10,518,500       9,564,800
   Deferred income taxes - current                                   561,200         630,000
   Prepaid expenses and other current assets                         248,900         141,400
                                                                ------------    ------------
Total Current Assets                                              16,495,000      14,147,000

Property and Equipment, net                                        3,864,500       3,990,200

Other Assets:
   Deferred income taxes - long-term                               1,323,300       1,529,500
   Intangible assets, net                                            583,800         584,800
   Other assets                                                      269,500         251,200
                                                                ------------    ------------
Total Assets                                                    $ 22,536,100    $ 20,502,700
                                                                ============    ============


                            LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Bank overdraft                                               $     79,700    $    843,300
   Line of credit                                                  7,819,200       6,984,400
   Accounts payable, trade                                         5,336,400       4,033,800
   Accrued expenses                                                1,446,200         854,100
   Current maturities of term notes payable and capital lease
     obligations                                                     504,900         514,600
   Current maturities of notes payable, related parties              110,600         228,200
                                                                ------------    ------------
Total Current Liabilities                                         15,297,000      13,458,400

Notes payable and capitalized lease obligations, less
  current maturities                                               1,125,100       1,375,000
Notes payable, related parties, less current maturities              338,700         326,200
Deferred rent                                                         30,200          37,000
                                                                ------------    ------------
Total Liabilities                                                 16,791,000      15,196,600
                                                                ------------    ------------
Commitments and Contingencies

Stockholders' Equity:
   Preferred stock, 5,000,000 shares authorized, no shares
       issued or outstanding                                            --              --
   Common stock, no par value, 60,000,000 shares authorized,
       46,444,693 and 46,405,943 issued and outstanding at
       June 30, 2005 and December 31, 2004, respectively           9,644,300       9,631,400
   Accumulated deficit                                            (3,899,200)     (4,325,300)
                                                                ------------    ------------
Total Stockholders' Equity                                         5,745,100       5,306,100
                                                                ------------    ------------
Total Liabilities and Stockholders' Equity                      $ 22,536,100    $ 20,502,700
                                                                ============    ============

                                    SPECTRUM ORGANIC PRODUCTS, INC.
                                       STATEMENTS OF OPERATIONS



                                                    (Unaudited)                     (Unaudited)
                                                Three Months Ended               Six Months Ended
                                          June 30, 2005   June 30, 2004   June 30, 2005   June 30, 2004
                                          -------------   -------------   -------------   -------------

Net Sales                                  $ 14,409,500    $ 12,811,400    $ 27,652,500    $ 25,544,500

Cost of Goods Sold                           10,485,500       9,851,900      20,536,000      19,682,300
                                           ------------    ------------    ------------    ------------
Gross Profit                                  3,924,000       2,959,500       7,116,500       5,862,200
                                           ------------    ------------    ------------    ------------
Operating Expenses:

   Sales and Marketing                        1,990,800       1,722,900       4,027,400       3,704,800

   General and Administrative                 1,151,200         874,400       2,123,400       1,903,800
                                           ------------    ------------    ------------    ------------
Total Operating Expenses                      3,142,000       2,597,300       6,150,800       5,608,600
                                           ------------    ------------    ------------    ------------

Income from Operations                          782,000         362,200         965,700         253,600

Other Income (Expense):

   Interest Expense                            (140,200)        (77,800)       (274,200)       (151,800)
   Other                                         18,700          12,900          18,700          13,900
                                           ------------    ------------    ------------    ------------

Income Before Income Taxes                      660,500         297,300         710,200         115,700

Provision for Income Taxes                     (264,200)       (118,900)       (284,100)        (46,300)
                                           ------------    ------------    ------------    ------------
Net Income                                 $    396,300    $    178,400    $    426,100    $     69,400
                                           ============    ============    ============    ============

Basic and Fully Diluted Income Per Share   $       0.01    $       0.00    $       0.01    $       0.00
                                           ============    ============    ============    ============

Weighted Average Shares Outstanding          46,444,693      46,321,295      44,434,203      46,298,426
                                           ============    ============    ============    ============

Fully Diluted Average Shares Outstanding     47,868,680      48,464,066      48,069,258      48,739,211
                                           ============    ============    ============    ============

                         SPECTRUM ORGANIC PRODUCTS, INC.
                            STATEMENTS OF CASH FLOWS


                                                               (Unaudited)
                                                            Six Months Ended
                                                        June 30,        June 30,
                                                          2005            2004
Cash Flows from Operating Activities:                 ------------    ------------
Net Income                                            $    426,100    $     69,400
  Adjustments to Reconcile Net Income to Net
   Cash Provided by (Used in) Operating Activities:
  Depreciation and amortization expense                    317,200         302,200
  Provision for inventory obsolescence                     170,800         105,600
  Provision for allowances against receivables              32,300          20,000
  Imputed interest on note payable, related party           12,500          10,100
  Revaluation of derivative financial instruments           45,700            --

Changes in Assets and Liabilities:
  Accounts receivable                                   (1,382,400)       (129,200)
  Inventories                                           (1,124,500)       (931,200)
  Other assets                                             149,200        (173,900)
  Accounts payable                                       2,031,200       1,189,300
  Accrued expenses and other liabilities                  (189,000)       (606,100)
                                                      ------------    ------------
Net Cash Provided by (Used in) Operating Activities        489,100        (143,800)
                                                      ------------    ------------

Cash Flows from Investing Activities:
  Purchase of property and equipment                      (190,500)       (782,200)
                                                      ------------    ------------
Net Cash Used in Investing Activities                     (190,500)       (782,200)
                                                      ------------    ------------

Cash Flows from Financing Activities:
  Decrease in bank overdraft                              (763,600)       (492,100)
  Proceeds from line of credit                          12,690,400      11,198,100
  Repayment of line of credit                          (11,855,600)     (9,998,100)
  Proceeds from note payable                                  --           460,000
  Repayment of bank term notes payable                    (250,000)       (140,800)
  Repayment of capitalized lease obligations                (9,600)        (24,800)
  Repayment of notes payable, related parties             (117,600)       (125,000)
  Proceeds from exercise of stock options                   12,900          45,900
                                                      ------------    ------------
Net Cash Provided by (Used in) Financing Activities       (293,100)        923,200
                                                      ------------    ------------
Net Increase (Decrease) in Cash                              5,500          (2,800)

Cash, beginning of the year                                 11,000           7,300
                                                      ------------    ------------
Cash, end of the period                               $     16,500    $      4,500
                                                      ============    ============
Supplemental Disclosure of Cash Flow Information:
  Cash paid for income taxes                          $      9,000    $     16,000
  Cash paid for interest                              $    261,400    $    144,500


                                     -End-
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